Exhibit 99.1

LICENCE AGREEMENT

TO USE “MARSPROTOCOL” TRADE MARKS

THIS AGREEMENT (the “Agreement”) is dated December 15, 2023 (the “Effective Date”)

Parties

1.	SAVING DIGITAL PTE. LTD. (Singapore Unique Entity No. 202122238R), a company incorporated in Singapore with its registered address at 88 Market Street, #21, Singapore 048948 (the “Licensor”); and

2.	MARSLAND GLOBAL LIMITED (Unique Entity No. 2122746), a British Virgin Islands company with its registered address at 4th Floor, Water’s Edge Building, Meridian Plaza, Road Town, Tortola, VG 1110, British Virgin Islands (the “Licensee”),

(Each shall be referred to herein as a “Party” and collectively the “Parties”).

Background

Whereas:

A.	the Licensor owns the trade mark numbers 40202301313S and 40202301439P (both in class numbers 36 and 42 under the Nice Classification as prescribed by the Nice Agreement, to which Singapore is a signatory, concerning the International Classification of Goods and Services) which are the trademarks both known as “MarsProtocol” (collectively, the “Trade Marks”); and

B.	the Parties have agreed that the Licensor shall grant the Licensee a licence to use the Trade Marks in connection with the Licensee’s businesses on the terms and conditions set out in this Agreement,

IT IS HEREBY AGREED AS FOLLOWS:

Agreed Terms

1.	Interpretation

1.1	“Trade Marks” mean trade mark numbers 40202301313S and 40202301439P (both in class numbers 36 and 42 under the Nice Classification as prescribed by the Nice Agreement, to which Singapore is a signatory, concerning the International Classification of Goods and Services) which are trade marks both known as “MarsProtocol”.

2.	Clause headings shall not affect the interpretation of this Agreement.

3.	Unless the context otherwise requires, words in the singular shall include the plural and words in the plural shall include the singular.

4.	A reference to writing or written includes email.

Licence for use of the Trade Marks

5.	With effect from the Effective Date, the Licensor shall grant the Licensee a license and permit the Licensee to use the Trade Marks and all intellectual property rights vested in the Trade Marks in connection with the Licensee’s business, unless and until there is a breach in this Agreement or this Agreement is terminated in accordance with the terms and conditions herein.

Condition Precedent

6.	This Agreement shall come into full force and effect subject to the successful registration of the Trade Marks by the Intellectual Property Office of Singapore.

Effective Date of Grant of Licence

7.	The grant of licence (as set out in Clause 5 above) shall take effect from the Effective Date.

Payments on Effective Date

8.	The Licensee shall pay to the Licensor an annual licence fee of S$10,000 (Singapore Dollars 10,000) (the “Licence Fee”) on the Effective Date for the grant of the licence for the Licensee to use the Trade Marks for the Licensee’s business for one year (the “Annual Licence Period”) effective from the Effective Date. The Licence Fee shall be paid by the Licensee thereafter, on or before each anniversary of the Effective Date, for each subsequent Annual Licence Period during the term of this Agreement.

9.	The annual license fee will be waived by the Licensor for the first year.

10.	Payment of the Licence Fee shall be made to the bank account number as designated by the Licensor.

Obligations after the Effective Date

The following obligations shall take effect from the Effective Date:

Trade Marks

11.	Both Parties agree that they shall not allow any other party other than the Parties to use the Trade Marks in connection with the Parties’ business.

12.	Each Party shall not to do anything that will negatively affect the brand image or reputation of the Trade Marks. Any Party in breach of this obligation shall indemnify the other Party for any loss or damage suffered by the other Party occasioned by such breach.

Representations and Warranties

13.	Save as provided below, the Licensee acknowledges and agrees that the Licensor makes no representation and/or warranties on the Trade Marks:

Sole legal and beneficial ownership of the Licensor

13.1	The Trade Marks (including all intellectual property rights therein) are in the sole legal and beneficial ownership of the Licensor.

13.2	The Trade Marks (including all intellectual property rights therein) are not subject to any other license in favour of any other person or entity, and free from all charges, liens, encumbrances, equities, licenses, user and other agreements, rights and claims whatsoever or encumbrances.

Solvency of Licensor

13.3	The Licensor is not insolvent nor is it under judicial management or a scheme of arrangement.

13.4	No receiver, administrative receiver or administrator has been appointed of the whole or any part of the assets or undertaking of the Licensor.

General

13.5	Each Party has not entered and will not enter into any other agreement or understanding that is inconsistent with the provisions of this Agreement.

14.	In relation to the Licence Fee, the Licensee acknowledges and agrees that it is solely responsible to conduct and rely on its own due diligence and shall have no recourse to the Licensor at any time for any loss or damage incurred as a result of or arising from entering into this Agreement, unless such loss or damage arose due to fraud on the part of the Licensor.

Termination

15.	Either Party may terminate this Agreement at any time, for any reason, by providing written notice to the other Party at least 10 days in advance. Upon termination under this provision, the Licensee shall cease all use of the Trade Marks and return any physical copies or destroy any electronic copies of the Trade Marks.

16.	If either Party breaches any material term or condition of this Agreement, and such breach remains uncured for a period of 7 days after written notice specifying the breach is provided by the non-breaching Party, then the non-breaching Party may terminate this Agreement without further notice. If the Licensee breaches any payment obligation, the Licensor may suspend Licensee's use of and access to the Trade Marks until payment is made in full. If the breach remains uncured for 7 days, the Licensor may terminate this Agreement without further notice.

17.	Either Party may terminate this Agreement immediately upon written notice to the other Party if the other Party becomes insolvent, files for bankruptcy or is placed into receivership or liquidation.

18.	Upon termination of this Agreement for any reason, the Licensee shall immediately cease all use of the Trade Marks and destroy any physical or electronic copies of the same in its possession.

Inadequacy of Damages

19.	Without prejudice to any other rights or remedies that may be available, each Party acknowledges and agrees that damages alone may not be an adequate remedy for any breach of the terms of this Agreement by the other Party. Accordingly, each Party shall be entitled to the remedies of injunction, specific performance or other equitable relief against the other Party for any breach of the terms of this Agreement.

Severability

20.	If any term or provision in this Agreement shall in whole or in part be held to any extent to be illegal or unenforceable under any enactment or rule of law, that term or provision or part shall to that extent be deemed not to form part of this Agreement and the enforceability of the remainder of this Agreement shall not be affected.

Confidentiality

21.	Each Party undertakes to keep in confidence the existence and terms of this Agreement as well as all negotiations, discussions and correspondences leading up to the execution of this Agreement. Disclosure of any of the matters as aforesaid is not permitted unless such disclosure is required by law or approved in writing by the non-disclosing Party.

Entire Agreement

22.	This Agreement embodies all the terms and conditions agreed upon between the Parties as to the subject matter of this Agreement and supersedes and cancels in all respects all previous agreements and undertakings, if any, between the Parties with respect to the subject matter hereof, whether such be written or oral.

Variation

23.	No variation of this Agreement will be effective unless in writing and signed by or on behalf of the Parties.

Third Party Rights

24.	Any person or entity who is not a Party to this Agreement shall have no right to enforce any of its terms under the Contracts (Rights of Third Parties) Act 2001 or any subsequent re-enactment that is in force for the time being.

Governing Law and Jurisdiction

25.	The Parties agree that this Agreement shall be governed by the laws of Singapore and both Parties agree to submit to the exclusive jurisdiction of the courts of Singapore.

Dated this December 15, 2023

Signed on behalf of Licensor

SAVING DIGITAL PTE. LTD.

By : Director
Name : Yucheng Hu
Signature :	/s/ Yucheng Hu

Signed on behalf of Licensee

MARSLAND GLOBAL LIMITED

By : Director
Name :Unicorn Vanguard Limited
Signature :	/s/ Unicorn Vanguard Limited